Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2011

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808
Net income (loss) per share:
Basic	$1.26	$1.37	$2.14	$1.98	$1.94	$(0.88)	$0.80	$4.73	$1.90
Diluted	$1.25	$1.35	$2.11	$1.95	$1.92	$(0.88)	$0.79	$4.68	$1.88

Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$332	$2,179	$781
Operating income (loss) per share:
Basic	$1.23	$1.41	$1.83	$1.91	$1.91	$(0.91)	$0.79	$4.44	$1.84
Diluted	$1.22	$1.39	$1.81	$1.89	$1.89	$(0.91)	$0.79	$4.39	$1.82

Return on equity	9.6%	10.1%	15.0%	13.6%	13.3%	(5.8)%	5.3%	11.6%	4.3%
Operating return on equity	10.1%	11.4%	14.3%	14.5%	14.1%	(6.6)%	5.9%	11.9%	4.5%

Total assets, at period end (1)	$109,171	$107,498	$108,629	$105,656	$105,252	$106,468	$106,933	$108,629	$106,933
Total equity, at period end	$26,671	$26,286	$27,295	$25,475	$25,243	$25,008	$25,172	$27,295	$25,172

Book value per share, at period end	$53.50	$55.67	$59.11	$58.47	$59.91	$59.62	$60.98	$59.11	$60.98
Less: Net unrealized investment gains, net of tax	3.90	5.05	6.49	4.28	4.32	5.34	6.35	6.49	6.35
Adjusted book value per share, at period end	$49.60	$50.62	$52.62	$54.19	$55.59	$54.28	$54.63	$52.62	$54.63

Weighted average number of common shares outstanding (basic)	508.4	484.5	465.9	447.9	428.2	418.6	415.0	486.1	420.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	515.1	490.8	472.0	454.7	434.4	418.6	418.5	492.3	425.6
Common shares outstanding at period end	497.0	470.8	460.5	434.6	420.3	419.5	412.8	460.5	412.8

Common stock dividends declared	$168	$173	$169	$160	$155	$175	$173	$510	$503

Common stock repurchased:
Under Board of Director authorization
Shares	27.0	28.0	11.8	28.9	18.9	3.9	7.3	66.8	30.1
Cost	$1,400	$1,400	$600	$1,600	$1,100	$237	$375	$3,400	$1,712
Other
Shares	0.8	0.2	—	0.3	0.8	0.6	—	1.0	1.4
Cost	$40	$14	$—	$12	$46	$36	$—	$54	$82

(1)  Includes impact from certain reclassifications made to 2010 amounts to conform to 2011 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Reconciliation to Net Income (Loss) and Earnings Per Share ($ and shares in millions, except earnings per share)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Net income (loss)
Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$332	$2,179	$781
Net realized investment gains (losses)	16	(20)	147	30	13	13	1	143	27
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808

Basic earnings per share
Operating income (loss)	$1.23	$1.41	$1.83	$1.91	$1.91	$(0.91)	$0.79	$4.44	$1.84
Net realized investment gains (losses)	0.03	(0.04)	0.31	0.07	0.03	0.03	0.01	0.29	0.06
Net income (loss)	$1.26	$1.37	$2.14	$1.98	$1.94	$(0.88)	$0.80	$4.73	$1.90

Diluted earnings per share
Operating income (loss)	$1.22	$1.39	$1.81	$1.89	$1.89	$(0.91)	$0.79	$4.39	$1.82
Net realized investment gains (losses)	0.03	(0.04)	0.30	0.06	0.03	0.03	—	0.29	0.06
Net income (loss)	$1.25	$1.35	$2.11	$1.95	$1.92	$(0.88)	$0.79	$4.68	$1.88

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Basic
Net income (loss), as reported	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808
Preferred stock dividends	(1)	—	(1)	(1)	(1)	—	—	(2)	(1)
Participating share-based awards - allocated income	(5)	(5)	(8)	(7)	(7)	(2)	(2)	(18)	(6)
Net income (loss) available to common shareholders - basic	$641	$665	$996	$886	$831	$(366)	$331	$2,302	$801

Diluted
Net income (loss) available to common shareholders - basic	$641	$665	$996	$886	$831	$(366)	$331	$2,302	$801
Effect of dilutive securities:
Convertible preferred stock	1	—	1	1	1	—	—	2	1
Participating share-based awards - re-allocated income	—	—	1	1	—	—	—	1	—
Net income (loss) available to common shareholders - diluted	$642	$665	$998	$888	$832	$(366)	$331	$2,305	$802

Common Shares
Basic
Weighted average shares outstanding	508.4	484.5	465.9	447.9	428.2	418.6	415.0	486.1	420.4

Diluted
Weighted average shares outstanding	508.4	484.5	465.9	447.9	428.2	418.6	415.0	486.1	420.4
Weighted average effects of dilutive securities:
Convertible preferred stock	1.9	1.8	1.7	1.7	1.6	—	—	1.8	0.9
Stock options and performance shares	4.8	4.5	4.4	5.1	4.6	—	3.5	4.4	4.3
Diluted weighted average shares outstanding	515.1	490.8	472.0	454.7	434.4	418.6	418.5	492.3	425.6

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income (Loss) - Consolidated ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$5,605	$15,992	$16,479
Net investment income	753	762	735	809	779	758	690	2,250	2,227
Fee income	79	76	64	68	74	74	79	219	227
Net realized investment gains (losses)	25	(31)	226	44	20	19	2	220	41
Other revenues (1)	32	32	35	(29)	34	34	31	99	99
Total revenues	6,119	6,179	6,482	6,332	6,278	6,388	6,407	18,780	19,073

Claims and expenses
Claims and claim adjustment expenses	3,388	3,419	3,213	3,190	3,382	5,141	4,136	10,020	12,659
Amortization of deferred acquisition costs	929	950	966	957	948	970	982	2,845	2,900
General and administrative expenses	847	832	837	890	883	907	860	2,516	2,650
Interest expense	98	97	95	98	96	97	97	290	290
Total claims and expenses	5,262	5,298	5,111	5,135	5,309	7,115	6,075	15,671	18,499

Income (loss) before income taxes	857	881	1,371	1,197	969	(727)	332	3,109	574
Income tax expense (benefit)	210	211	366	303	130	(363)	(1)	787	(234)
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total gains (losses)	$(1)	$2	$8	$(2)	$2	$5	$9	$9	$16
Non-credit component of impairments recognized in accumulated other changes in equity from nonowner sources	(9)	(6)	(14)	(4)	(6)	(9)	(21)	(29)	(36)
Other-than-temporary impairment losses	(10)	(4)	(6)	(6)	(4)	(4)	(12)	(20)	(20)
Other net realized investment gains (losses)	35	(27)	232	50	24	23	14	240	61
Net realized investment gains (losses)	$25	$(31)	$226	$44	$20	$19	$2	$220	$41

Other statistics
Effective tax rate on net investment income	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	18.6%	18.9%	19.7%
Net investment income (after-tax)	$610	$617	$597	$644	$622	$606	$561	$1,824	$1,789

Catastrophes, net of reinsurance:
Pre-tax	$471	$439	$117	$86	$186	$1,668	$606	$1,027	$2,460
After-tax	$312	$285	$77	$55	$122	$1,085	$394	$674	$1,601

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Underwriting gain (loss)	$80	$119	$302	$303	$249	$(924)	$(185)	$501	$(860)
Net investment income	610	617	597	644	622	606	561	1,824	1,789
Other, including interest expense (1)	(59)	(46)	(41)	(83)	(45)	(59)	(44)	(146)	(148)
Operating income (loss)	631	690	858	864	826	(377)	332	2,179	781
Net realized investment gains (losses)	16	(20)	147	30	13	13	1	143	27
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808

GAAP Combined ratio (2) (3)
Loss and loss adjustment expense ratio	64.0%	63.3%	58.7%	58.0%	62.1%	92.6%	72.9%	61.9%	76.0%
Underwriting expense ratio	32.4%	31.9%	31.9%	32.6%	32.6%	32.4%	31.6%	32.1%	32.2%
Combined ratio	96.4%	95.2%	90.6%	90.6%	94.7%	125.0%	104.5%	94.0%	108.2%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	95.8%	94.6%	89.7%	89.6%	93.8%	124.1%	103.6%	93.3%	107.3%
Impact of catastrophes on combined ratio	9.0%	8.2%	2.2%	1.5%	3.4%	30.3%	10.8%	6.4%	14.9%
Impact of prior year reserve development on combined ratio	-5.6%	-7.2%	-4.1%	-6.4%	-4.4%	-3.1%	-3.3%	-5.6%	-3.5%

(1)  In 4Q 2010, “Other, including interest expense” includes $(39) million, net of tax, of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

(2)  Before policyholder dividends.

(3)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Billing and policy fees	$27	$25	$27	$25	$26	$25	$26	$79	$77
Fee income:
Loss and loss adjustment expenses	$36	$31	$23	$30	$33	$34	$38	$90	$105
Underwriting expenses	43	45	41	38	41	40	41	129	122
Total fee income	$79	$76	$64	$68	$74	$74	$79	$219	$227

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income (Loss) - Consolidated
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$5,605	$15,992	$16,479
Net investment income	753	762	735	809	779	758	690	2,250	2,227
Fee income	79	76	64	68	74	74	79	219	227
Other revenues (1)	32	32	35	(29)	34	34	31	99	99
Total revenues	6,094	6,210	6,256	6,288	6,258	6,369	6,405	18,560	19,032

Claims and expenses
Claims and claim adjustment expenses	3,388	3,419	3,213	3,190	3,382	5,141	4,136	10,020	12,659
Amortization of deferred acquisition costs	929	950	966	957	948	970	982	2,845	2,900
General and administrative expenses	847	832	837	890	883	907	860	2,516	2,650
Interest expense	98	97	95	98	96	97	97	290	290
Total claims and expenses	5,262	5,298	5,111	5,135	5,309	7,115	6,075	15,671	18,499

Operating income (loss) before income taxes	832	912	1,145	1,153	949	(746)	330	2,889	533
Income tax expense (benefit)	201	222	287	289	123	(369)	(2)	710	(248)
Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$332	$2,179	$781

Other statistics
Effective tax rate on net investment income	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	18.6%	18.9%	19.7%
Net investment income (after-tax)	$610	$617	$597	$644	$622	$606	$561	$1,824	$1,789

Catastrophes, net of reinsurance:
Pre-tax	$471	$439	$117	$86	$186	$1,668	$606	$1,027	$2,460
After-tax	$312	$285	$77	$55	$122	$1,085	$394	$674	$1,601

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Statutory underwriting
Gross written premiums	$5,803	$5,974	$6,004	$5,521	$5,961	$6,124	$6,226	$17,781	$18,311
Net written premiums	$5,251	$5,688	$5,462	$5,234	$5,437	$5,817	$5,672	$16,401	$16,926

Net earned premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$5,605	$15,992	$16,479
Losses and loss adjustment expenses	3,349	3,382	3,185	3,156	3,342	5,100	4,094	9,916	12,536
Underwriting expenses	1,708	1,757	1,766	1,725	1,772	1,837	1,812	5,231	5,421
Statutory underwriting gain (loss)	173	201	471	559	257	(1,434)	(301)	845	(1,478)
Policyholder dividends	8	7	9	6	10	8	11	24	29
Statutory underwriting gain (loss) after policyholder dividends	$165	$194	$462	$553	$247	$(1,442)	$(312)	$821	$(1,507)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,849	$40,766	$40,640	$40,235	$40,301	$41,482	$41,238	$40,640	$41,238
Increase (decrease) in reserves	$(74)	$(83)	$(126)	$(405)	$66	$1,181	$(244)	$(283)	$1,003
Statutory surplus	$21,607	$21,077	$20,868	$20,066	$20,588	$20,224	$19,842	$20,868	$19,842
Net written premiums/surplus (1)	0.99:1	1.02:1	1.03:1	1.08:1	1.06:1	1.09:1	1.12:1	1.03:1	1.12:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Written premiums
Gross	$5,803	$5,974	$6,004	$5,521	$5,961	$6,124	$6,226	$17,781	$18,311
Ceded	(552)	(286)	(542)	(287)	(524)	(307)	(554)	(1,380)	(1,385)
Net	$5,251	$5,688	$5,462	$5,234	$5,437	$5,817	$5,672	$16,401	$16,926

Earned premiums
Gross	$5,697	$5,770	$5,864	$5,866	$5,804	$5,920	$6,031	$17,331	$17,755
Ceded	(467)	(430)	(442)	(426)	(433)	(417)	(426)	(1,339)	(1,276)
Net	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$5,605	$15,992	$16,479

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Premiums	$2,628	$2,663	$2,736	$2,739	$2,745	$2,802	$2,890	$8,027	$8,437
Net investment income	528	537	514	577	556	541	487	1,579	1,584
Fee income	79	76	64	66	74	74	78	219	226
Other revenues	6	7	10	5	9	10	8	23	27
Total revenues	3,241	3,283	3,324	3,387	3,384	3,427	3,463	9,848	10,274

Claims and expenses
Claims and claim adjustment expenses	1,583	1,621	1,683	1,617	1,773	2,579	2,204	4,887	6,556
Amortization of deferred acquisition costs	425	439	448	437	444	457	460	1,312	1,361
General and administrative expenses	481	469	463	491	473	492	471	1,413	1,436
Total claims and expenses	2,489	2,529	2,594	2,545	2,690	3,528	3,135	7,612	9,353

Operating income (loss) before federal income taxes	752	754	730	842	694	(101)	328	2,236	921
Income tax expense (benefit)	185	187	187	218	90	(112)	34	559	12
Operating income	$567	$567	$543	$624	$604	$11	$294	$1,677	$909

Other statistics
Effective tax rate on net investment income	18.6%	18.8%	18.5%	20.3%	20.0%	19.9%	18.2%	18.6%	19.4%
Net investment income (after-tax)	$430	$435	$420	$459	$445	$433	$398	$1,285	$1,276

Catastrophes, net of reinsurance:
Pre-tax	$135	$179	$53	$70	$112	$697	$195	$367	$1,004
After-tax	$88	$116	$35	$45	$73	$453	$127	$239	$653

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Underwriting gain (loss)	$132	$127	$116	$161	$153	$(429)	$(110)	$375	$(386)
Net investment income	430	435	420	459	445	433	398	1,285	1,276
Other	5	5	7	4	6	7	6	17	19
Operating income	$567	$567	$543	$624	$604	$11	$294	$1,677	$909

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	58.7%	59.5%	60.5%	57.8%	63.1%	90.6%	74.8%	59.6%	76.3%
Underwriting expense ratio	32.7%	32.3%	31.6%	32.3%	31.8%	32.3%	30.6%	32.2%	31.5%
Combined ratio	91.4%	91.8%	92.1%	90.1%	94.9%	122.9%	105.4%	91.8%	107.8%

Impact of catastrophes on combined ratio	5.1%	6.7%	2.0%	2.6%	4.1%	24.9%	6.8%	4.6%	11.9%
Impact of prior year reserve development on combined ratio	-9.2%	-11.3%	-3.8%	-9.3%	-5.2%	-1.0%	-0.9%	-8.1%	-2.3%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Billing and policy fees	$4	$4	$5	$4	$5	$4	$5	$13	$14
Fee income:
Loss and loss adjustment expenses	$36	$31	$23	$28	$33	$34	$37	$90	$104
Underwriting expenses	43	45	41	38	41	40	41	129	122
Total fee income	$79	$76	$64	$66	$74	$74	$78	$219	$226

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$3,118	$2,996	$3,027	$2,750	$3,306	$3,094	$3,205	$9,141	$9,605
Net written premiums	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$2,826	$8,280	$8,725

Net earned premiums	$2,628	$2,663	$2,736	$2,739	$2,745	$2,802	$2,890	$8,027	$8,437
Losses and loss adjustment expenses	1,547	1,586	1,659	1,583	1,736	2,540	2,167	4,792	6,443
Underwriting expenses	866	869	867	854	899	918	898	2,602	2,715
Statutory underwriting gain (loss)	215	208	210	302	110	(656)	(175)	633	(721)
Policyholder dividends	4	6	5	6	7	5	7	15	19
Statutory underwriting gain (loss) after policyholder dividends	$211	$202	$205	$296	$103	$(661)	$(182)	$618	$(740)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Net written premiums by market
Select Accounts	$702	$716	$664	$636	$732	$738	$666	$2,082	$2,136
Commercial Accounts	706	581	655	634	822	659	747	1,942	2,228
National Accounts	226	194	173	213	211	188	176	593	575
Industry-Focused Underwriting	569	584	590	556	628	579	649	1,743	1,856
Target Risk Underwriting	412	469	342	350	413	468	356	1,223	1,237
Specialized Distribution	215	247	222	188	209	246	231	684	686
Total core	2,830	2,791	2,646	2,577	3,015	2,878	2,825	8,267	8,718
Business Insurance other	4	4	5	—	5	1	1	13	7
Total	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$2,826	$8,280	$8,725

Net written premiums by product line
Commercial multi-peril	$784	$752	$728	$731	$841	$780	$743	$2,264	$2,364
Workers’ compensation	725	600	635	626	854	678	750	1,960	2,282
Commercial automobile	483	492	494	441	493	505	515	1,469	1,513
Property	430	493	360	358	414	468	354	1,283	1,236
General liability	412	458	434	422	415	442	448	1,304	1,305
Other	—	—	—	(1)	3	6	16	—	25
Total	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$2,826	$8,280	$8,725

National accounts
Additions to claim volume under administration (1)	$536	$399	$348	$496	$540	$416	$412	$1,283	$1,368
Written fees	$74	$64	$57	$62	$73	$63	$63	$195	$199

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Premiums	$824	$855	$820	$818	$773	$810	$799	$2,499	$2,382
Net investment income	111	110	110	108	106	105	101	331	312
Fee income	—	—	—	2	—	—	1	—	1
Other revenues	6	7	7	7	7	6	6	20	19
Total revenues	941	972	937	935	886	921	907	2,850	2,714

Claims and expenses
Claims and claim adjustment expenses	516	414	350	420	433	378	297	1,280	1,108
Amortization of deferred acquisition costs	153	153	154	152	147	152	154	460	453
General and administrative expenses	149	148	153	158	160	160	162	450	482
Total claims and expenses	818	715	657	730	740	690	613	2,190	2,043

Operating income before federal income taxes	123	257	280	205	146	231	294	660	671
Income tax expense	37	85	68	55	26	67	83	190	176
Operating income	$86	$172	$212	$150	$120	$164	$211	$470	$495

Other statistics
Effective tax rate on net investment income	21.0%	20.7%	20.6%	20.5%	21.2%	21.2%	20.8%	20.8%	21.1%
Net investment income (after-tax)	$87	$89	$86	$86	$84	$82	$81	$262	$247

Catastrophes, net of reinsurance (1):
Pre-tax	$86	$3	$(2)	$(5)	$21	$14	$3	$87	$38
After-tax	$62	$2	$(2)	$(3)	$15	$10	$2	$62	$27

(1)  In 3Q 2010 and 4Q 2010 “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional
& International Insurance
($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Underwriting gain (loss)	$(5)	$79	$121	$59	$32	$78	$126	$195	$236
Net investment income	87	89	86	86	84	82	81	262	247
Other	4	4	5	5	4	4	4	13	12
Operating income	$86	$172	$212	$150	$120	$164	$211	$470	$495

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.3%	48.1%	42.2%	51.2%	55.6%	46.2%	36.8%	50.8%	46.1%
Underwriting expense ratio	36.6%	35.2%	37.4%	38.0%	39.7%	38.6%	39.4%	36.4%	39.2%
Combined ratio	98.9%	83.3%	79.6%	89.2%	95.3%	84.8%	76.2%	87.2%	85.3%

Impact of catastrophes on combined ratio	10.4%	0.4%	-0.3%	-0.6%	2.7%	1.7%	0.4%	3.4%	1.6%
Impact of prior year reserve development on combined ratio	-4.2%	-8.4%	-11.8%	-6.8%	-5.1%	-11.7%	-19.1%	-8.1%	-12.1%

(1) Before policyholder dividends. (2) Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Fee income:
Loss and loss adjustment expenses	$—	$—	$—	$2	$—	$—	$1	$—	$1
Underwriting expenses	—	—	—	—	—	—	—	—	—
Total fee income	$—	$—	$—	$2	$—	$—	$1	$—	$1

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$898	$915	$852	$869	$810	$910	$854	$2,665	$2,574
Net written premiums	$681	$889	$808	$833	$624	$879	$808	$2,378	$2,311

Net earned premiums	$824	$855	$820	$818	$773	$810	$799	$2,499	$2,382
Losses and loss adjustment expenses	513	412	346	420	430	375	294	1,271	1,099
Underwriting expenses	308	303	291	290	309	312	303	902	924
Statutory underwriting gain	3	140	183	108	34	123	202	326	359
Policyholder dividends	4	1	4	—	3	3	4	9	10
Statutory underwriting gain (loss) after policyholder dividends	$(1)	$139	$179	$108	$31	$120	$198	$317	$349

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Net written premiums by market
Bond & Financial Products	$362	$559	$547	$513	$369	$533	$538	$1,468	$1,440
International	319	330	261	320	255	346	270	910	871
Total	$681	$889	$808	$833	$624	$879	$808	$2,378	$2,311

Net written premiums by product line
General liability	$132	$232	$242	$246	$138	$235	$239	$606	$612
Fidelity & surety	194	292	273	236	196	265	261	759	722
International	319	330	261	320	255	346	270	910	871
Other	36	35	32	31	35	33	38	103	106
Total	$681	$889	$808	$833	$624	$879	$808	$2,378	$2,311

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Premiums	$1,778	$1,822	$1,866	$1,883	$1,853	$1,891	$1,916	$5,466	$5,660
Net investment income	114	115	111	124	117	112	102	340	331
Other revenues	20	18	18	19	18	18	17	56	53
Total revenues	1,912	1,955	1,995	2,026	1,988	2,021	2,035	5,862	6,044

Claims and expenses
Claims and claim adjustment expenses	1,289	1,384	1,180	1,153	1,176	2,184	1,635	3,853	4,995
Amortization of deferred acquisition costs	351	358	364	368	357	361	368	1,073	1,086
General and administrative expenses	207	210	215	235	235	225	222	632	682
Total claims and expenses	1,847	1,952	1,759	1,756	1,768	2,770	2,225	5,558	6,763

Operating income (loss) before federal income taxes	65	3	236	270	220	(749)	(190)	304	(719)
Income tax expense (benefit)	6	(16)	68	76	50	(278)	(82)	58	(310)
Operating income (loss)	$59	$19	$168	$194	$170	$(471)	$(108)	$246	$(409)

Other statistics
Effective tax rate on net investment income	18.6%	18.7%	18.5%	20.0%	20.0%	19.9%	18.5%	18.6%	19.5%
Net investment income (after-tax)	$93	$93	$91	$99	$93	$91	$82	$277	$266

Catastrophes, net of reinsurance:
Pre-tax	$250	$257	$66	$21	$53	$957	$408	$573	$1,418
After-tax	$162	$167	$44	$13	$34	$622	$265	$373	$921

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Underwriting gain (loss)	$(47)	$(87)	$65	$83	$64	$(573)	$(201)	$(69)	$(710)
Net investment income	93	93	91	99	93	91	82	277	266
Other	13	13	12	12	13	11	11	38	35
Operating income (loss)	$59	$19	$168	$194	$170	$(471)	$(108)	$246	$(409)

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	72.5%	76.0%	63.2%	61.2%	63.4%	115.6%	85.3%	70.5%	88.3%
Underwriting expense ratio	30.1%	29.9%	29.9%	30.9%	30.8%	29.9%	29.7%	30.0%	30.1%
Combined ratio	102.6%	105.9%	93.1%	92.1%	94.2%	145.5%	115.0%	100.5%	118.4%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	100.9%	104.0%	90.6%	89.1%	91.4%	143.2%	112.5%	98.4%	115.8%

Impact of catastrophes on combined ratio	14.0%	14.0%	3.6%	1.1%	2.8%	50.7%	21.3%	10.5%	25.1%
Impact of prior year reserve development on combined ratio	-1.0%	-0.5%	-1.2%	-2.0%	-3.0%	-2.4%	-0.3%	-0.9%	-1.9%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Billing and policy fees	$23	$21	$22	$21	$21	$21	$21	$66	$63

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$1,787	$2,063	$2,125	$1,902	$1,845	$2,120	$2,167	$5,975	$6,132
Net written premiums	$1,736	$2,004	$2,003	$1,824	$1,793	$2,059	$2,038	$5,743	$5,890

Net earned premiums	$1,778	$1,822	$1,866	$1,883	$1,853	$1,891	$1,916	$5,466	$5,660
Losses and loss adjustment expenses	1,289	1,384	1,180	1,153	1,176	2,185	1,633	3,853	4,994
Underwriting expenses	534	585	608	581	564	607	611	1,727	1,782
Statutory underwriting gain (loss)	$(45)	$(147)	$78	$149	$113	$(901)	$(328)	$(114)	$(1,116)

Policies in force (in thousands)
Automobile	2,489	2,516	2,536	2,547	2,559	2,570	2,574	2,536	2,574
Homeowners and other	5,030	5,100	5,143	5,165	5,183	5,210	5,226	5,143	5,226

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Statutory underwriting

Gross written premiums	$917	$951	$958	$894	$923	$952	$950	$2,826	$2,825
Net written premiums	$913	$945	$952	$888	$918	$948	$946	$2,810	$2,812

Net earned premiums	$892	$905	$914	$918	$896	$908	$912	$2,711	$2,716
Losses and loss adjustment expenses	613	638	628	674	620	722	707	1,879	2,049
Underwriting expenses	249	254	254	250	249	249	245	757	743
Statutory underwriting gain (loss)	$30	$13	$32	$(6)	$27	$(63)	$(40)	$75	$(76)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	68.7%	70.5%	68.7%	73.4%	69.2%	79.5%	77.5%	69.3%	75.4%
Underwriting expense ratio	26.7%	26.9%	26.2%	26.9%	26.6%	26.2%	25.8%	26.6%	26.2%
Combined ratio	95.4%	97.4%	94.9%	100.3%	95.8%	105.7%	103.3%	95.9%	101.6%

Impact of catastrophes on combined ratio	0.8%	1.6%	0.3%	0.5%	0.1%	6.8%	2.1%	0.9%	3.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$7	$14	$3	$4	$1	$61	$20	$24	$82
After-tax	$4	$10	$2	$2	$—	$41	$12	$16	$53

Policies in force (in thousands)	2,447	2,468	2,482	2,490	2,497	2,502	2,501
Change from prior year quarter	-1.7%	0.1%	1.3%	1.9%	2.0%	1.4%	0.8%
Change from prior quarter	0.2%	0.9%	0.6%	0.3%	0.3%	0.2%	0.0%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Billing and policy fees	$13	$11	$12	$12	$12	$11	$11	$36	$34

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Statutory underwriting

Gross written premiums	$849	$1,089	$1,140	$982	$891	$1,136	$1,179	$3,078	$3,206
Net written premiums	$803	$1,035	$1,024	$910	$845	$1,078	$1,056	$2,862	$2,979

Net earned premiums	$870	$897	$930	$942	$932	$954	$974	$2,697	$2,860
Losses and loss adjustment expenses	662	729	534	459	532	1,428	899	1,925	2,859
Underwriting expenses	252	292	305	276	263	308	312	849	883
Statutory underwriting gain (loss)	$(44)	$(124)	$91	$207	$137	$(782)	$(237)	$(77)	$(882)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	76.1%	81.3%	57.4%	48.7%	57.1%	149.7%	92.3%	71.4%	100.0%
Underwriting expense ratio	30.6%	29.4%	28.9%	29.5%	30.0%	29.3%	28.8%	29.6%	29.3%
Combined ratio	106.7%	110.7%	86.3%	78.2%	87.1%	179.0%	121.1%	101.0%	129.3%

Impact of catastrophes on combined ratio	27.9%	26.8%	6.9%	1.6%	5.6%	92.9%	39.6%	20.3%	46.3%

Catastrophe losses, net of reinsurance:
Pre-tax	$242	$241	$64	$15	$52	$887	$385	$547	$1,324
After-tax	$158	$156	$41	$10	$34	$576	$251	$355	$861

Policies in force (in thousands)	5,000	5,064	5,103	5,121	5,135	5,157	5,167
Change from prior year quarter	3.1%	3.6%	3.6%	3.3%	2.7%	1.8%	1.3%
Change from prior quarter	0.8%	1.3%	0.8%	0.4%	0.3%	0.4%	0.2%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Billing and policy fees	$10	$9	$10	$9	$9	$9	$9	$29	$27

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Revenues
Other revenues (1)	$—	$—	$—	$(60)	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	98	97	95	98	96	97	97	290	290
General and administrative expenses	10	5	6	6	15	30	5	21	50
Total claims and expenses	108	102	101	104	111	127	102	311	340

Operating loss before federal income tax benefit	(108)	(102)	(101)	(164)	(111)	(127)	(102)	(311)	(340)
Income taxes	(27)	(34)	(36)	(60)	(43)	(46)	(37)	(97)	(126)
Operating loss	$(81)	$(68)	$(65)	$(104)	$(68)	$(81)	$(65)	$(214)	$(214)

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	September 30,	December 31,
	2011 (1)	2010

Assets
Fixed maturities, available for sale, at fair value (including $149 and $186 subject to securities lending) (amortized cost $60,056 and $60,170)	$64,000	$62,820
Equity securities, available for sale, at fair value (cost $467 and $372)	570	519
Real estate	851	838
Short-term securities	4,797	5,616
Other investments	3,434	2,929
Total investments	73,652	72,722

Cash	231	200
Investment income accrued	737	791
Premiums receivable	5,932	5,497
Reinsurance recoverables	11,743	11,994
Ceded unearned premiums	922	813
Deferred acquisition costs	1,869	1,782
Deferred taxes	—	493
Contractholder receivables	5,375	5,343
Goodwill	3,365	3,365
Other intangible assets	449	502
Other assets	2,658	2,154
Total assets	$106,933	$105,656

Liabilities
Claims and claim adjustment expense reserves	$52,315	$51,606
Unearned premium reserves	11,524	10,921
Contractholder payables	5,375	5,343
Payables for reinsurance premiums	519	407
Deferred taxes	91	—
Debt	6,604	6,611
Other liabilities	5,333	5,293
Total liabilities	81,761	80,181

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.0 and 0.2 shares issued and outstanding)	—	68
Common stock (1,750.0 and 1,748.6 shares authorized; 412.8 and 434.6 shares issued and outstanding)	20,664	20,162
Retained earnings	19,127	18,847
Accumulated other changes in equity from nonowner sources	2,032	1,255
Treasury stock, at cost (328.1 and 296.6 shares)	(16,651)	(14,857)
Total shareholders’ equity	25,172	25,475
Total liabilities and shareholders’ equity	$106,933	$105,656

(1)  Preliminary.

Note:  Certain reclassifications have been made to the 2010 consolidated balance sheet to conform to the 2011 presentation.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	September 30,	Pre-tax Book	December 31,	Pre-tax Book
	2011	Yield (1)	2010	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$25,229	4.44%	$23,790	4.80%
Tax-exempt fixed maturities	38,771	4.02%	39,030	4.03%
Total fixed maturities	64,000	4.19%	62,820	4.32%

Non-redeemable preferred stocks	194	6.36%	215	6.47%
Common stocks	376		304
Total equity securities	570		519

Real estate	851		838

Short-term securities	4,797	0.14%	5,616	0.19%

Private equities	1,823		1,725
Hedge funds	529		512
Real estate partnerships	610		580
Mortgage loans	38	6.34%	34	6.28%
Trading securities	20		23
Other investments	414		55
Total other investments	3,434		2,929

Total investments	$73,652		$72,722

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,622		$1,858

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	September 30,	December 31,
	2011	2010
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,231	$2,008
Obligations of states and political subdivisions:
Pre-refunded	7,131	7,291
All other	32,144	32,244
Total	39,275	39,535
Debt securities issued by foreign governments	2,002	2,202
Mortgage-backed securities - principally obligations of U.S. Government agencies	3,618	4,164
Corporates (including redeemable preferreds)	16,874	14,911
Total fixed maturities	$64,000	$62,820

Fixed Maturities

Quality Characteristics (1)

	September 30, 2011
	Amount	% of Total
Quality Ratings
Aaa	$28,747	44.9%
Aa	20,848	32.6
A	7,651	11.9
Baa	4,835	7.6
Total investment grade	62,081	97.0
Ba	876	1.4
B	586	0.9
Caa and lower	457	0.7
Total below investment grade	1,919	3.0
Total fixed maturities	$64,000	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Gross investment income
Fixed maturities	$691	$678	$674	$667	$642	$634	$633	$2,043	$1,909
Short-term securities	3	3	3	4	4	3	3	9	10
Other	66	89	65	150	140	129	62	220	331
	760	770	742	821	786	766	698	2,272	2,250
Investment expenses	7	8	7	12	7	8	8	22	23
Net investment income, pre-tax	753	762	735	809	779	758	690	2,250	2,227
Income taxes	143	145	138	165	157	152	129	426	438
Net investment income, after-tax	$610	$617	$597	$644	$622	$606	$561	$1,824	$1,789

Effective tax rate	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	18.6%	18.9%	19.7%

Average invested assets (1)	$72,659	$71,294	$70,929	$71,359	$70,771	$70,476	$70,474	$71,718	$70,619

Average yield pre-tax (1)	4.1%	4.3%	4.1%	4.5%	4.4%	4.3%	3.9%	4.2%	4.2%
Average yield after-tax	3.4%	3.5%	3.4%	3.6%	3.5%	3.4%	3.2%	3.4%	3.4%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Net realized investment gains (losses)
Fixed maturities	$22	$17	$25	$18	$10	$14	$—	$64	$24
Equity securities (1)	8	3	104	10	1	26	(4)	115	23
Other (1) (2)	(5)	(51)	97	16	9	(21)	6	41	(6)
Realized investment gains (losses) before tax	25	(31)	226	44	20	19	2	220	41
Related taxes	9	(11)	79	14	7	6	1	77	14
Net realized investment gains (losses)	$16	$(20)	$147	$30	$13	$13	$1	$143	$27

Gross investment gains (2)	$89	$75	$322	$108	$109	$102	$132	$486	$343
Gross investment losses before impairments (2)	(54)	(102)	(90)	(58)	(85)	(79)	(118)	(246)	(282)
Net investment gains (losses) before impairments	35	(27)	232	50	24	23	14	240	61
Other-than-temporary impairment losses:
Total gains (losses)	(1)	2	8	(2)	2	5	9	9	16
Non-credit component of impairments recognized in accumulated other changes in equity from nonowner sources	(9)	(6)	(14)	(4)	(6)	(9)	(21)	(29)	(36)
Other-than-temporary impairment losses	(10)	(4)	(6)	(6)	(4)	(4)	(12)	(20)	(20)
Net realized investment gains (losses) before tax	25	(31)	226	44	20	19	2	220	41
Related taxes	9	(11)	79	14	7	6	1	77	14
Net realized investment gains (losses)	$16	$(20)	$147	$30	$13	$13	$1	$143	$27

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2010	2010	2011	2011	2011

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,653	$3,330	$4,399	$2,650	$2,556	$3,209	$3,944
Equity securities & other	296	296	160	175	208	202	54
Unrealized investment gains before tax	2,949	3,626	4,559	2,825	2,764	3,411	3,998
Related taxes	1,011	1,245	1,569	967	948	1,172	1,376

Balance, end of period	$1,938	$2,381	$2,990	$1,858	$1,816	$2,239	$2,622

(1)  In 3Q 2010, the Company sold most of its remaining common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $230 million as part of the secondary public offering of Verisk.  The Company recorded a pretax realized investment gain of $205 million on this sale in 3Q 2010 ($102 million included in the “Equity securities” and $103 million included in the “Other investments” categories above).

(2)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$26	$37	$52	$73	$47	$32	$46	$115	$125
Gross investment Treasury future losses	$33	$63	$71	$51	$47	$53	$77	$167	$177

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	September 30,	December 31,
	2011	2010
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$6,513	$6,934
Allowance for uncollectible reinsurance	(351)	(363)
Net reinsurance recoverables	6,162	6,571
Mandatory pools and associations (1)	2,264	2,043
Structured settlements	3,317	3,380
Total reinsurance recoverables	$11,743	$11,994

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Reinsurer	Predominant Reinsurer	2011	2010
Munich Re Group	A+ second highest of 16 ratings	$711	$744
Swiss Re Group	A third highest of 16 ratings	640	707
Transatlantic Holdings, Inc.	A third highest of 16 ratings	370	385
XL Capital Group	A third highest of 16 ratings	345	320
Berkshire Hathaway Group	A++ highest of 16 ratings	305	319

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at September 30, 2011, after deducting mandatory pools and associations and structured settlement balances, $4.9 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 5% were balances from other companies not rated by A.M. Best Company.  In addition, $1.9 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at September 30, 2011.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Group	Predominant Insurer	2011	2010
Fidelity and Guaranty Life (2)	B++ fifth highest of 16 ratings	$1,013	$1,028
Metlife	A+ second highest of 16 ratings	493	508
Genworth	A third highest of 16 ratings	450	458
Symetra	A third highest of 16 ratings	265	272
ING Group	A third highest of 16 ratings	224	229

(1)  Includes impact from certain reclassifications made to 2010 amounts to conform to 2011 presentation.

(2) Sale of Old Mutual U.S. Life Holdings Inc. to Harbinger Capital Partners LLC was completed on April 7, 2011.  Harbinger Group has reverted the Old Mutual businesses to their former names, Fidelity & Guaranty Life Insurance Company and Fidelity & Guaranty Life Insurance Company of New York.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,289	$31,079	$30,900	$30,752	$30,505	$30,489	$31,158	$31,289	$30,505
Incurred	1,547	1,586	1,659	1,583	1,736	2,540	2,167	4,792	6,443
Paid	(1,747)	(1,751)	(1,822)	(1,832)	(1,759)	(1,874)	(2,059)	(5,320)	(5,692)
Foreign exchange and other	(10)	(14)	15	2	7	3	(13)	(9)	(3)
End of period	$31,079	$30,900	$30,752	$30,505	$30,489	$31,158	$31,253	$30,752	$31,253

Financial, Professional & International Insurance
Beginning of period	$6,003	$6,022	$5,995	$6,125	$6,068	$6,267	$6,297	$6,003	$6,068
Incurred	513	412	346	420	430	375	294	1,271	1,099
Paid	(443)	(363)	(312)	(478)	(294)	(357)	(412)	(1,118)	(1,063)
Foreign exchange and other	(51)	(76)	96	1	63	12	(103)	(31)	(28)
End of period	$6,022	$5,995	$6,125	$6,068	$6,267	$6,297	$6,076	$6,125	$6,076

Personal Insurance
Beginning of period	$3,631	$3,748	$3,871	$3,763	$3,662	$3,545	$4,027	$3,631	$3,662
Incurred	1,289	1,384	1,180	1,153	1,176	2,185	1,633	3,853	4,994
Paid	(1,172)	(1,261)	(1,288)	(1,254)	(1,293)	(1,703)	(1,751)	(3,721)	(4,747)
End of period	$3,748	$3,871	$3,763	$3,662	$3,545	$4,027	$3,909	$3,763	$3,909

Total
Beginning of period	$40,923	$40,849	$40,766	$40,640	$40,235	$40,301	$41,482	$40,923	$40,235
Incurred	3,349	3,382	3,185	3,156	3,342	5,100	4,094	9,916	12,536
Paid	(3,362)	(3,375)	(3,422)	(3,564)	(3,346)	(3,934)	(4,222)	(10,159)	(11,502)
Foreign exchange and other	(61)	(90)	111	3	70	15	(116)	(40)	(31)
End of period	$40,849	$40,766	$40,640	$40,235	$40,301	$41,482	$41,238	$40,640	$41,238

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$140	$—	$—	$—	$175	$140	$175
Environmental	—	35	—	—	—	76	—	35	76
All other	(242)	(338)	(242)	(254)	(143)	(103)	(201)	(822)	(447)
Prior year development excluding accretion of discount	(242)	(303)	(102)	(254)	(143)	(27)	(26)	(647)	(196)
Accretion of discount	11	12	11	11	11	12	11	34	34
Total Business Insurance	(231)	(291)	(91)	(243)	(132)	(15)	(15)	(613)	(162)

Financial, Professional & International Insurance	(34)	(72)	(97)	(56)	(39)	(96)	(153)	(203)	(288)

Personal Insurance	(18)	(9)	(23)	(37)	(55)	(45)	(5)	(50)	(105)
Total	$(283)	$(372)	$(211)	$(336)	$(226)	$(156)	$(173)	$(866)	$(555)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Asbestos reserves
Beginning reserves:
Direct	$3,097	$3,004	$2,867	$3,058	$2,941	$2,876	$2,808	$3,097	$2,941
Ceded	(339)	(320)	(274)	(400)	(393)	(374)	(370)	(339)	(393)
Net	2,758	2,684	2,593	2,658	2,548	2,502	2,438	2,758	2,548
Incurred losses and loss expenses:
Direct	—	—	262	—	—	—	195	262	195
Ceded	—	—	(122)	—	—	—	(20)	(122)	(20)
Losses paid:
Direct	93	137	71	117	65	68	82	301	215
Ceded	(19)	(46)	4	(7)	(19)	(4)	(2)	(61)	(25)
Ending reserves:
Direct	3,004	2,867	3,058	2,941	2,876	2,808	2,921	3,058	2,921
Ceded	(320)	(274)	(400)	(393)	(374)	(370)	(388)	(400)	(388)
Net	$2,684	$2,593	$2,658	$2,548	$2,502	$2,438	$2,533	$2,658	$2,533

Environmental reserves
Beginning reserves:
Direct	$389	$373	$399	$383	$354	$339	$394	$389	$354
Ceded	4	4	(6)	(6)	(3)	(3)	(6)	4	(3)
Net	393	377	393	377	351	336	388	393	351
Incurred losses and loss expenses:
Direct	—	45	—	—	—	80	—	45	80
Ceded	—	(10)	—	—	—	(4)	—	(10)	(4)
Losses paid:
Direct	16	19	16	29	15	25	21	51	61
Ceded	—	—	—	(3)	—	(1)	—	—	(1)
Ending reserves:
Direct	373	399	383	354	339	394	373	383	373
Ceded	4	(6)	(6)	(3)	(3)	(6)	(6)	(6)	(6)
Net	$377	$393	$377	$351	$336	$388	$367	$377	$367

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization ($ in millions)

	September 30,	December 31,
	2011	2010
Debt

Short-term debt
Commercial paper	$100	$100
5.375% Senior notes due June 15, 2012 (1)	250	—
7.22% Real estate non-recourse debt due September 1, 2011	—	9
Total short-term debt	350	109

Long-term debt
5.375% Senior notes due June 15, 2012 (1)	—	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	115	115
Total long-term debt	6,269	6,519
Unamortized fair value adjustment	53	54
Unamortized debt issuance costs	(68)	(71)
	6,254	6,502
Total debt	6,604	6,611

Preferred equity (2)	—	68

Common equity (excluding net unrealized investment gains, net of tax)	22,550	23,549

Total capital (excluding net unrealized investment gains, net of tax)	$29,154	$30,228

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.7%	21.9%

(1)  Redeemable anytime with “make-whole” premium.

(2)  In 2Q 2011, the Company’s board of directors authorized the redemption of the Company’s preferred stock held by The Travelers 401(k) Savings Plan Trust (the Trust) and gave notice of that redemption to the appropriate fiduciaries of the Trust.  The Trust, following a fiduciary review, exercised its right to convert each preferred share into eight common shares of the Company.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	September 30,	December 31,
	2011 (1)	2010

Statutory surplus	$19,842	$20,066

GAAP adjustments

Goodwill and intangible assets	3,636	3,679

Investments	4,474	3,179

Noninsurance companies	(4,068)	(2,963)

Deferred acquisition costs	1,869	1,782

Deferred federal income tax	(1,741)	(1,238)

Current federal income tax	(39)	(100)

Reinsurance recoverables	244	244

Furniture, equipment & software	718	690

Employee benefits	—	(11)

Agents balances	146	110

Other	91	37

Total GAAP adjustments	5,330	5,409

GAAP shareholders’ equity	$25,172	$25,475

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Cash flows from operating activities
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$333	$2,322	$808
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(25)	31	(226)	(44)	(20)	(19)	(2)	(220)	(41)
Depreciation and amortization	216	195	197	204	208	197	194	608	599
Deferred federal income tax expense (benefit)	76	(25)	98	29	153	(16)	22	149	159
Amortization of deferred acquisition costs	929	950	966	957	948	970	982	2,845	2,900
Equity in income from other investments	(45)	(71)	(45)	(122)	(122)	(109)	(48)	(161)	(279)
Premiums receivable	(97)	(285)	154	199	(167)	(375)	103	(228)	(439)
Reinsurance recoverables	86	442	226	546	218	7	19	754	244
Deferred acquisition costs	(939)	(991)	(998)	(898)	(964)	(1,009)	(1,015)	(2,928)	(2,988)
Claims and claim adjustment expense reserves	(224)	(468)	(420)	(856)	(251)	1,140	(147)	(1,112)	742
Unearned premium reserves	86	184	148	(355)	175	220	217	418	612
Other	(179)	(112)	236	108	(384)	(374)	259	(55)	(499)
Net cash provided by operating activities	531	520	1,341	662	633	268	917	2,392	1,818

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,229	1,249	1,403	2,015	1,849	1,385	2,007	3,881	5,241
Proceeds from sales of investments:
Fixed maturities	1,646	1,135	500	432	490	246	106	3,281	842
Equity securities	19	8	130	44	8	39	4	157	51
Real estate	9	1	—	—	—	—	1	10	1
Other investments	114	75	237	291	161	124	197	426	482
Purchases of investments:
Fixed maturities	(2,175)	(1,765)	(1,227)	(1,618)	(1,824)	(1,723)	(2,677)	(5,167)	(6,224)
Equity securities	(5)	(14)	(10)	(32)	(51)	(52)	(15)	(29)	(118)
Real estate	(3)	(5)	(7)	(6)	(30)	(5)	(6)	(15)	(41)
Other investments	(104)	(123)	(146)	(141)	(107)	(522)	(129)	(373)	(758)
Net sales (purchases) of short-term securities	202	848	(1,116)	(633)	(31)	628	216	(66)	813
Securities transactions in course of settlement	95	(93)	(242)	210	134	79	(17)	(240)	196
Other	(75)	(70)	(75)	(98)	(69)	(74)	(105)	(220)	(248)
Net cash provided by (used in) investing activities	952	1,246	(553)	464	530	125	(418)	1,645	237

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2010	2011

Cash flows from financing activities
Payment of debt	—	(250)	(25)	(885)	—	(8)	—	(275)	(8)
Issuance of debt	—	—	—	1,234	—	—	—	—	—
Dividends paid to shareholders	(168)	(175)	(169)	(161)	(155)	(174)	(171)	(512)	(500)
Issuance of common stock - employee share options	123	76	68	141	168	77	25	267	270
Treasury stock acquired - share repurchase authorization	(1,407)	(1,397)	(637)	(1,557)	(1,104)	(256)	(395)	(3,441)	(1,755)
Treasury stock acquired - net employee share-based compensation	(38)	(2)	—	—	(44)	(2)	—	(40)	(46)
Excess tax benefits from share-based payment arrangements	4	1	1	2	7	4	6	6	17
Net cash used in financing activities	(1,486)	(1,747)	(762)	(1,226)	(1,128)	(359)	(535)	(3,995)	(2,022)

Effect of exchange rate changes on cash	(1)	(4)	6	2	4	—	(6)	1	(2)

Net increase (decrease) in cash	(4)	15	32	(98)	39	34	(42)	43	31
Cash at beginning of period	255	251	266	298	200	239	273	255	200
Cash at end of period	$251	$266	$298	$200	$239	$273	$231	$298	$231

Income taxes paid (received)	$44	$265	$202	$273	$112	$179	$(14)	$511	$277
Interest paid	$63	$137	$63	$134	$35	$156	$35	$263	$226

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2011 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s financial leverage.

Statutory surplus represents the excess of an insurance company’s assets over its liabilities in accordance with the statutory accounting practices required by state laws and regulations.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and management liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.